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                                                                   Exhibit 10.01

                                AMENDMENT NO. 3
                                       TO
                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


     This Amendment No. 3 (this "Amendment") to that certain Registration Rights
                                 ---------
and Lock-Up Agreement, dated as of September 2, 1999, as amended by Amendment No. 1 thereto dated as of November 19, 1999 and by Amendment No. 2 thereto dated as of February 23, 2000 (the "Registration Rights Agreement"), by and among CAIS
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Internet, Inc., a Delaware corporation ("CAIS"), and the former shareholders of
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Atcom, Inc. listed therein (the "Shareholders"), is made effective as of March
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21, 2000.  Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as those set forth in the Registration Rights Agreement.

     WHEREAS, the Registration Rights Agreement provides that it may be amended upon the written consent of CAIS and the holders of a majority in amount of the Registrable Securities; and

     WHEREAS, the parties hereto desire to further amend the Registration Rights Agreement as provided below.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties set forth below, intending to be legally bound, agree as follows:

1.   Amendment to Section 2(a) of the Registration Rights Agreement.  Section
     --------------------------------------------------------------
     2(a) of the Registration Rights Agreement is hereby amended further to read in full as follows:

     (a) Each Holder agrees that it shall not transfer, offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly, any Shares held by such Holder through June 1, 2000 (except with respect to any Offering to which any Piggyback Notice is provided, or any Shelf Registration). If requested by an underwriter of Common Stock, each Holder will reaffirm the agreement set forth in this
     Section 2 in a separate writing in a form satisfactory to such underwriter. The Company may impose stop-transfer instructions with respect to the Shares, subject to the foregoing restriction until the end of said period.

2.   Amendment to Section 2(b) of the Registration Rights Agreement.  Section
     --------------------------------------------------------------
     2(b) of the Registration Rights Agreement is hereby amended further to read in full as follows:

     (b) Notwithstanding anything in this Agreement to the contrary, in connection with any Offering, each Holder who, as of the date of the commencement of such Offering, owns (beneficially or of record) 110,000 Shares or more, agrees that, if requested by the managing underwriter of the Offering, such Holder shall not, directly or indirectly, sell, offer, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of, any Shares, without the prior written consent of the managing underwriters of the Offering for a period of ninety (90) days from the

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     effective date of the registration statement under the Securities Act relating to such Offering and to the extent otherwise permissible under the requirements for a tax-free Merger; provided, however, that all officers
                                         --------  -------
     and directors of the Company enter into similar agreements; and provided,
                                                                     --------
     further, that such Holder has been provided the opportunity to participate
     -------
     in such Offering, subject to any applicable cutback arrangements as set forth herein. This restriction shall be binding upon any transferee of the Shares (except for those transferees who purchased the Shares from a Holder under a Registration Statement or a sale pursuant to Rule 144) and the certificates for the Shares shall bear a legend to such effect. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares until the end of such period.

3.   Amendment to Section 3(a) of the Registration Rights Agreement.  The first
     --------------------------------------------------------------
     sentence of Section 3(a) of the Registration Rights Agreement is hereby amended to read as follows:

     (a)  Filing of Shelf Registration Statement.  The Company shall file a
          --------------------------------------
          Shelf Registration Statement providing for the sale by the Holders of the Registrable Securities no later than June 1, 2000, and the Company shall use its best efforts to cause such Shelf Registration Statement to be declared effective on or before July 8, 2000.

4.   Piggyback Registration.  Notwithstanding any other provision to the
     ----------------------
     contrary in the Registration Rights Agreement, the Company shall use its best efforts to include at least 400,000 shares of Registrable Securities in any underwritten primary registration effected for the Company's account prior to June 1, 2000. Notwithstanding any other provision to the contrary in the Registration Rights Agreement, including the definition of "Registration Expenses" therein, the Company shall pay underwriting discounts and commissions for up to 400,000 shares of Registrable Securities included in any Registration Statement filed by the Company on or before June 1, 2000.

5.  Amendment to Section 3(e) of the Registration Rights Agreement. Section 3(e)
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    of the Registration Rights Agreement is hereby amended to read in full as follows:

     (e)  Market Standoff. Notwithstanding anything to the contrary set forth
          ---------------
          herein, (A) the Company shall be under no obligation to file any Shelf Registration Statement during the period commencing when such Holders receive a Piggyback Notice as defined below, and ending 60 days after the effectiveness of any Registration Statement subject to Section 4 hereof; provided, however, that after the expiration of such 60 days
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          period, the Company shall file and use its best efforts to cause such
          Shelf Registration Statement to be declared effective as promptly as practicable; and (B) no Holder shall sell, directly or indirectly, any Shares under a Shelf Registration Statement previously filed in connection with a Shelf Registration during the period starting with the date such Holder receives a Piggyback Notice (as defined below) and ending on the date which is

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          sixty (60) days after the effective date of a Registration Statement subject to Section 4 hereof.

6.   Governing Law.  This Amendment shall be construed in accordance with and
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     governed by the laws of the State of California without regard to choice of law principals.

7.   Counterparts.  This Agreement may be executed in any number of
     ------------
     counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

8.   Effect of Amendment.  Except as expressly provided in this Amendment, the
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     Registration Rights Agreement shall remain unmodified and in full force and effect.

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     IN WITNESS WHEREOF, CAIS has executed this Amendment, and the following
Holders, who own Registrable Securities representing a majority of all Registrable Securities, have acknowledged and agreed to this Amendment, all as of the date first above written.


                              CAIS INTERNET, INC.


                                   /s/ Ulysses G. Auger, II
                              By: _______________________________
                              Name:______________________________


                              NEIL R. SENTURIA, in his individual
                              capacity


                                /s/ Neil R. Senturia
                              ___________________________________



                              FUNDS MANAGED BY PATRICOF &
                              CO.  VENTURES, INC.


                              By: /s/ Thomas P. Hirschfeld
                              ___________________________________

                              Name: Thomas P. Hirschfeld
                              Managing Director

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